UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

October 20, 2005 (October 17, 2005)
(Date of Report (date of earliest event reported))

MortgageIT Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-32213 (Commission File No.)	20-0947002 (I.R.S. Employer Identification Number)

33 Maiden Lane New York, NY (Address of principal executive office)		10038 (Zip Code)

(212) 651-7700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:    Other Events.

On October 17, 2005, MortgageIT Holdings, Inc. (the ‘‘Company’’) announced that its Board of Directors authorized a program to repurchase up to $30 million of the Company’s outstanding shares of common stock. The program allows for shares to be purchased from time to time at management’s discretion based upon ongoing assessments of the capital needs of the Company and the market valuation of its stock.

Item 9.01:    Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of MortgageIT Holdings, Inc., dated October 17, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT HOLDINGS, INC.

By: /s/ ANDY OCCHINO Andy Occhino Secretary

Date: October 20, 2005

MORTGAGEIT HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated October 20, 2005 (October 17, 2005)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of MortgageIT Holdings, Inc., dated October 17, 2005.

For Immediate Release

MortgageIT Holdings, Inc. Announces Share Repurchase Program

New York, N.Y., October 17, 2005 — MortgageIT Holdings, Inc. (NYSE: MHL), a residential mortgage real estate investment trust (‘‘REIT’’), today announced that its Board of Directors authorized a program to repurchase up to $30 million of the Company’s outstanding common stock. The repurchase program allows for shares to be purchased from time to time at management’s discretion based upon ongoing assessments of the capital needs of the Company and the market valuation of its stock.

Chairman and CEO Doug Naidus, said, ‘‘We believe that the current trading range of our Company’s stock does not reflect the true economic value of our business. This repurchase program is an attractive means of enhancing shareholder returns, while maintaining ample flexibility to grow our 100% self-originated REIT portfolio as the investment environment improves and to finance the continued growth of our mortgage banking subsidiary.’’

About MortgageIT Holdings, Inc.

MortgageIT Holdings, Inc. (NYSE: MHL) is a self-administered mortgage real estate investment trust (‘‘REIT’’) focused on the residential lending market. The Company self-originates its investment portfolio of high quality adjustable rate mortgage (‘‘ARM’’) loans through MortgageIT, Inc., its wholly owned residential mortgage banking subsidiary. MortgageIT, Inc. is a full-service residential mortgage banking company that is licensed to originate loans throughout the United States. MortgageIT Holdings is organized and conducts its operations to qualify as a REIT for federal income tax purposes. MortgageIT is organized and operates as MortgageIT Holdings' taxable REIT subsidiary. For more information, please visit http://www.mortgageitholdings.com.

Certain items in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to our ability to fund a fully-leveraged, self-originated loan portfolio, our anticipated loan funding volume and our ability to pay dividends. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. MortgageIT Holdings can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from MortgageIT Holdings' expectations include, but are not limited to, MortgageIT's continued ability to originate new loans, including loans that we deem suitable for our securitization portfolio; changes in the capital markets, including changes in interest rates and/or credit spreads; and other risks detailed in MortgageIT Holdings' Annual Report on Form 10-K that was filed with the Securities and Exchange Commission (SEC) on March 31, 2005 and from time to time in MortgageIT Holdings' other SEC reports. Such forward-looking statements speak only as of the date of this press release. MortgageIT Holdings expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

CONTACT:

Investors:
Sean McGrath
MortgageIT Holdings, Inc.,
+1-646-346-8700;

Media:
Ted Stacer
MortgageIT Holdings, Inc.,
+1-646-346-7653

Joe LoBello
Brainerd Communicators, Inc.,
+1-212-986-6667,
for MortgageIT Holdings, Inc.